UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2014

Alumifuel Power Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-57946	88-0448626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7315 East Peakview Avenue Englewood, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 796-8940

_____________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 5, 2014, Alumifuel Power Corporation (the “Company”) received notice from the Wyoming Secretary of State that it had filed Foreign Profit Corporation Articles of Domestication effective September 4, 2014 whereby the Company changed its corporate domicile from Nevada to Wyoming.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Foreign Profit Corporation Articles of Domestication (Wyoming).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AlumiFuel Power Corporation

Date: September 11, 2014	By:	/s/ Thomas B. Olson
Thomas B. Olson
Corporate Secretary

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